Ex 99.1



             ATWOOD OCEANICS ANNOUNCES SENIOR MANAGEMENT PROMOTIONS





Houston, Texas
April 11, 2007

FOR IMMEDIATE RELEASE

     ATWOOD  OCEANICS,   INC.,(ATW)  a  Houston-based   International   Drilling
Contractor, announced the following senior management promotions:

                  Alan Quintero - Vice President-Engineering
                  Darryl Smith - Vice President-Operations
                  Ronnie Hall - General Manager-Operations



                                                      Contact: Jim Holland
                                                            (281) 749-7804